UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2024

FLUX POWER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31543	92-3550089
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2685 S. Melrose Drive, Vista, California	92081
(Address of Principal Executive Offices)	(Zip Code)

877-505-3589

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	FLUX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) New Director

As described in Item 5.07 below, at the 2024 Annual Meeting of Stockholders held on April 18, 2024 (the “2024 ASM”) of Flux Power Holdings, Inc. (the “Company”), the Company’s stockholders elected Mr. Mark F. Leposky to serve as a director of the Company until the next annual meeting of stockholders. Upon Mr. Leposky’s election as a director, Mr. Leposky was appointed as a member of the Audit Committee, the Compensation Committee and the chair of the Nominating and Corporate Governance Committee (collectively, the “Committees”) of the Board of Directors (the “Board”) of the Company. The Board has determined that Mr. Leposky satisfies the definition of “independent director” and the requirements for service on the Board’s Committees under the NASDAQ listing standards. Below is a summary of Mr. Leposky’s experience.

Mark F. Leposky. Mr. Leposky was elected as a Board member by the shareholders at the 2024 ASM on April 18, 2024. Mr. Leposky has over 30 years of executive experience in operations, engineering, supply chain, product and commercial roles. Mr. Leposky is currently the Executive Vice President and Chief Supply Chain Officer at Topgolf Callaway Brands and has led the company’s supply chain, engineering, and operations organization among other responsibilities since 2012. From 2018 to 2022, he also served as the EVP of Global Operations, Accessories and Licensing, and previously served as Senior Vice Present of Global Operations, Accessories and Licensing from 2012 and 2018 for Topgolf Callaway Brands. Prior to joining Topgolf Callaway Brands, Mr. Leposky was the Co-Founder, President and Chief Executive Officer of Gathering Storm dba Tmax Gear from 2005 to 2011, Chief Supply Chain Officer at Fisher Scientific International from 2004 to 2005 and Chief Operations Officer at Taylormade Adidas Golf from 2002 to 2004, and has held executive roles at The Coca-Cola Company and United Parcel Service. Mr. Leposky holds a Bachelor of Sciences degree in Industrial Technology from Southern Illinois University, and an MBA from the Keller Graduate School of Management. In addition, Mr. Leposky is also a 16-year infantry veteran of the US Army and Army National Guard, and an avid golfer.

In connection with Mr. Leposky’s appointment as a director of the Company, he will enter into the Company’s standard form of indemnification agreement. Except as disclosed in this Current Report on Form 8-K, there are no arrangements or understandings with any other person pursuant to which Mr. Leposky was appointed as a director of the Company. There are also no family relationships between Mr. Leposky and any of the Company’s directors or executive officers. Except as disclosed in this Current Report on Form 8-K, Mr. Leposky has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Leposky will be eligible to receive the same compensation pursuant to the outside director compensation package approved by the Board on April 18, 2024 as described under subsection (e) below.

(e) Non-Executive Director Compensation for 2024

On April 18, 2024, pursuant to the recommendation and advice of the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Flux Power Holdings, Inc. (the “Company”), the Board approved the annual compensation package for the non-executive directors of the Company for the calendar year 2024. The equity compensation component of consists (the “Award”) consists of the following grants of Restricted Stock Units (“RSUs”) to the respective non-executive director under the Company’s 2014 Equity Incentive Plan (the “2014 Plan”) and the Company’s 2021 Equity Incentive Plan (the “2021 Plan” and together with 2014 Plan, the “Equity Plan”) which are subject to the vesting schedule as set forth below and to the terms and conditions set forth in the Company’s respective Form of Restricted Stock Unit Award Agreement (Non-Executive Director) under the 2014 Plan or 2021 Plan, copies of which was previously filed as Exhibit 10.2 to Form 8-K filed with the Securities and Exchange Commission on May 4, 2021 and Exhibit 4.9 respectively on Form S-8 (File No. 333-267974) filed with SEC on October 21, 2022,respectively, and are incorporated herein by reference to this Form 8-K.

Non-Executive Director	No. of RSUs*	Equity Plan	Vesting Schedule
Lisa Walters-Hoffert	17,057	2014 Plan	One (1) year from date of grant
Dale Robinette	17,057	2014 Plan	One (1) year from date of grant
Michael Johnson	17,057	2014 Plan	One (1) year from date of grant
Mark F. Leposky	17,057	2021 Plan	One (1) year from date of grant

* Based on an aggregate grant date value of $80,000 divided by $4.69 per share, which was the 10-day volume weighted average price on April 18, 2024, the date of grant by the Board.

Non-Executive Director Compensation for 2024

On April 18, 2024, pursuant to the recommendation and advice of the Compensation Committee of the Board of the Company, the Board approved the following annual compensation package for non-executive directors of the Company for the fiscal year ending June 30, 2025, as follows:

Name	Independent Non-Executive Director	Position	Base Retainer (cash)	Chair Fee (cash)	Committee Member Fee(1) (cash)	Lead Independent Director (cash)

Lisa Walters-Hoffert	X	Audit Chair	$50,000	$7,500	$5,000	$-
Dale Robinette	X	Compensation Chair	$50,000	$5,000	$6,250	$20,000
Mark F. Leposky	X	Nominating and Governance Chair	$50,000	$5,000	$6,250	$-
Michael Johnson		Board Member	$50,000	$-	$-	$-

(1) Committee Member Fees: $3,750 for non-chair committee members of the Audit Committee, and $2,500 for non-chair committee members of the Compensation Committee and the Nominating and Governance Committee.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 18, 2024, the Company held its 2024 ASM. As of the record date of February 28, 2024, 16,533,542 shares of the Company’s Common Stock were outstanding and entitled to vote. At the 2024 ASM, 13,465,018 shares of Common Stock, representing approximately 81% of the total number of shares of Common Stock entitled to vote, were represented in person or by proxy, constituting a quorum. Set forth below are the voting results from the proposals presented for a stockholder vote at the 2024 ASM, each of which received a sufficient number of votes to pass.

1.	The individuals listed below were elected to serve as directors of the Company until the next annual meeting of stockholders or until such person resigns, is removed or otherwise leaves office:

	FOR	WITHHELD	BROKER NON-VOTE
Ronald F. Dutt	7,628,727	44,241	5,792,050
Michael Johnson	7,599,595	73,373	5,792,050
Lisa Walters-Hoffert	7,503,769	169,199	5,792,050
Dale Robinette	7,471,523	201,445	5,792,050
Mark F. Leposky	7,599,026	73,942	5,792,050

2.	A proposal to ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
13,390,894	23,467	50,657	-

3.	A proposal to approve (on an advisory basis) the Company’s executive compensation of named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,473,142	117,174	82,652	5,792,050

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flux Power Holdings, Inc.
a Nevada corporation

By:	/s/ Ronald F. Dutt
Ronald F. Dutt, Chief Executive Officer

Dated: April 24, 2024